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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 23, 1998, included in the Meridian Industrial Trust, Inc. 1997 Form 10-K into Meridian Industrial Trust, Inc.'s previously filed Registration Statement on Form S-3 (file number 333-00018).

                                                  /s/ Arthur Andersen LLP

San Francisco, California
  December 11, 1998